UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 4, 2007

ARGENTEX MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49995

(Commission File Number)

71-0867623

(IRS Employer Identification No.)

1066 West Hastings Street, Suite 2300, Vancouver, BC V6E 3X2

(Address of principal executive offices and Zip Code)

604.601.8336

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On July 4, 2007, we sold 1,800,000 Units at a purchase price of $1.15 per Unit, for gross proceeds of $2,070,000 to one qualified institutional buyer (as defined in Rule 144A(1)(a) promulgated under the Securities Act of 1933, as amended. Each Unit consisted of one common share and one-half of one common share purchase warrant. Each whole common share purchase warrant is exercisable into one common share at a price of $1.50 per warrant share for a period of 24 months from closing. The securities were issued in a private placement to one (1) U.S. qualified institutional buyer and we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks

By: Kenneth Hicks, President

Date: July 4, 2007